                                                                Exhibit 10.5


                                    FORM OF

                          STRATEGIC ALLIANCE AGREEMENT

                                  By And Among

                           HUDSON HOTELS CORPORATION,

                        HUDSON HOTELS PROPERTIES I, INC.,

                       HUDSON HOTELS PROPERTIES II, INC.,

                              HHC MANAGEMENT CORP.,

                               HUDSON HOTELS TRUST

                                       and

                     HUDSON HOTELS LIMITED PARTNERSHIP, L.P.

                                   dated as of

                                   July, 1998


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Exhibit F - Subordination Agreement

SCHEDULES

Schedule 1.2(d)   --    Forms of Daily Operating and Financial Reports for
                          Leased Hotels
Schedule 2.1      --    Initial Hotels and Lease Terms
Schedule 4.1(a)   --    The Option Hotels
Schedule 5.1.3    --    HHT and OP Approvals, Consents for Transfer
Schedule 5.2.3    --    HUDS and Lessee Approvals, Consents for Transfer

                                      iii
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                                       HUDSON HOTELS LIMITED PARTNERSHIP, L.P.


                                       By:
                                          -----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

                                       47